Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of   August 30th   , 2010 by and among Market & Research Corp., a Delaware corporation (the “Company”), and the persons and entities as are indicated on Schedule “A” who are signatories hereto or may become signatories hereto (the “Purchasers”).

Background

The Purchasers have severally agreed to purchase from the Company, and the Company has agreed to sell to the Purchasers 500,000 shares of common stock, par value $0.01 per share (the “Shares”)(the “Offering”).

This Agreement provides that the Purchasers shall be granted certain registration rights with respect to the Common Stock issued to such Purchasers pursuant to the Offering, upon the terms and subject to the conditions as hereinafter set forth.

The parties agree as follows:

1.           Certain Definitions.  As used herein, the following terms shall have the following respective meanings:

"Commission" shall mean the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

"Registrable Securities" shall mean the shares of Common Stock issued in the Offering.

"Securities Act" shall mean the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

2.           Restrictive Legend.  The Shares and each certificate representing such Shares and, except as otherwise provided in Section 3 hereof, each certificate issued upon exchange or transfer of any such securities shall be stamped or otherwise imprinted with a legend substantially in the following form:

“THE SECURITIES WHICH ARE REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNTIL A REGISTRATION STATEMENT WITH RESPECT THERETO IS DECLARED EFFECTIVE UNDER SUCH ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT IS AVAILABLE.”

3.           Notice of Proposed Transfer.  Prior to any proposed transfer of any Registrable Securities (other than under the circumstances described in Section 4 hereto), the Purchaser shall give written notice to the Company of its intention to effect such transfer.  Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel reasonably satisfactory to the Company ( The Company hereby accknoledges that David Lubin Esq. and David Lubin and Associates, PLLC are acceptable to the Company)  to the effect that the proposed transfer may be effected without registration under the Securities Act, whereupon such Purchaser shall be entitled to transfer such securities in accordance with the terms of its notice.  All Registrable Securities transferred as above provided shall bear the legend set forth in Section 2, except that such securities shall not bear such legend if (i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act) or (ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act.

4.           Mandatory Registration Rights.

(a)           No later than the earlier of (i) the successful completion  currently contemplated public offering pursuant to which Ladenburg Thalmann will serve as an underwriter thereof. (ii) or six (6) months from the date of issuance of the shares, the Company will prepare and file with the SEC a registration statement on Form S-1 (or, if Form S-1 is not then available to the Company, on such form of registration statement that is then available to effect a registration of all Registrable Securities for the purpose of registering under the Securities Act all of the Registrable Shares for resale by, and for the account of, the Purchasers as selling stockholders thereunder (the “Registration Statement”).  The Registration Statement shall permit the Purchasers to offer and sell, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, any or all of the Registrable Securities.  The Registration Statement also shall cover, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 415), any shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities.

In the event that any registration pursuant to this Section 4 shall be, in whole or in part, an underwritten public offering of common stock, any request by Purchasers pursuant to this Section 4 to register Registrable Securities shall specify that such Registrable Securities is to be included in the underwriting on the same terms and conditions as the shares of common stock otherwise being sold through underwriters under such registration.

Notwithstanding anything to the contrary contained in this Section 4, in the event that there is an underwritten offering of securities of the Company at the request of Purchasers pursuant to a registration covering Registrable Securities and a selling Purchaser does not elect to sell his, her or its Registrable Securities to the underwriters of the Company’s securities in connection with such offering, such Purchaser shall refrain from selling such Registrable Securities not registered pursuant to this Section 5 during the period of distribution of the Company’s securities by such underwriters..

In the event that such Registration Statement is not filed within the period provided under this Section, the Company shall pay an amount in cash or registered Common Stock (at the Company’s sole discretion) to each Purchaser, as partial liquidated damages and not as a penalty, equal to ten percent (10%) of the amount of the Purchaser’s Registrable Securities for each calendar [month] or portion thereof thereafter from the date on which the Registration Statement should have been filed pursuant to this Section until the filing of such Registration Statement.

5.           Piggyback Registration.  If the Company at any time proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security Purchasers or both, then in each instance, it will give written notice to all Purchasers of its intention so to do not less than thirty (30) days prior to the filing of such registration statement, provided, however, that for the purposes of this sentence, the Company shall treat the Purchasers in the same manner and in pari passu with all other Purchasers of unregistered capital stock of the Company who  have registration rights with respect to such stock.  Upon the written request of any such Purchasers, given within 20 days after the date of any such notice, to register any of its Registrable Securities (which request shall state the intended method of disposition thereof), the Company will use its best efforts to cause the Registrable Securities as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company all to the extent requisite to permit the sale or other disposition by the Purchasers (in accordance with its written request) of such Registrable Securities so registered.  The Company may withdraw any such registration statement before it becomes effective or postpone the offering of securities contemplated by such registration statement without any obligation to the Purchasers.

Notwithstanding anything to the contrary contained in this Section 5, in the event that there is an underwritten offering of securities of the Company at the request of Purchasers pursuant to a registration covering Registrable Securities and a selling Purchaser does not elect to sell his, her or its Registrable Securities to the underwriters of the Company’s securities in connection with such offering, such Purchaser shall refrain from selling such Registrable Securities not registered pursuant to this Section 5 during the period of distribution of the Company’s securities by such underwriters..

6.           Related Obligations.

At such time as the Company is obligated to prepare and file the Registration Statement with the Commission pursuant to Section 4 or 5, the Company will effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, with respect thereto, the Company shall have the following obligations:

(a)           use all commercially reasonable efforts to cause such Registration Statement relating to the Registrable Securities to become effective within one hundred and twenty (120) calendar days after the filing of the Registration Statement and shall keep such Registration Statement effective until the earlier to occur of the date on which (i) the Purchasers shall have sold all the Registrable Securities; or (ii) two years from the date that the Registration Statement first becomes effective (the “Registration Period”).  The Company shall use all commercially reasonable efforts to respond to all Commission comments within seven (7) business days from receipt of such comments by the Company. The Company shall use all commercially reasonable efforts to cause the Registration Statement relating to the

Registrable Securities to become effective no later than five (5) business days after notice from the Commission that the Registration Statement may be declared effective.  The Purchasers agree to provide, within such time as will enable the Company to comply with its obligations under this Agreement, all information which it is required by law to provide to the Company, including the intended method of disposition of the Registrable Securities, and the Company’s obligations set forth above shall be conditioned on the receipt of such information;

(b)           prepare and file with the Commission such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the Purchaser thereof as set forth in such Registration Statement.  The Company shall use commercially reasonable efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof;

(c)           make available to the Purchaser whose Registrable Securities are included in any Registration Statement and its legal counsel without charge (i) promptly after the same is prepared and filed with the Commission at least one (1) copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits, the prospectus included in such Registration Statement (including each preliminary prospectus) and, with regards to such Registration Statement(s), any correspondence by or on behalf of the Company to the Commission or the staff of the Commission and any correspondence from the Commission or the staff of the Commission to the Company or its representatives; (ii) upon the effectiveness of any Registration Statement, the Company shall make available copies of the prospectus, via EDGAR, included in such Registration Statement and all amendments and supplements thereto; and (iii) such other documents, including copies of any preliminary or final prospectus, as the Purchaser may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities;

(d)           use commercially reasonable efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or “blue sky” laws of such states in the United States as the Purchaser reasonably requests; (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period; (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 6(d), or (y) subject itself to general taxation in any such jurisdiction.  The Company shall promptly notify the Purchaser who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose;

(e)           at the request of the Purchaser, the Company's counsel shall furnish to the Purchaser an opinion letter confirming the effectiveness of the registration statement.  Such opinion letter shall be issued as of the date of the effectiveness of the registration statement and be in form suitable to the Purchaser;

(f)           immediately notify each seller under such Registration Statement and each underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein not misleading in the light of the circumstances then existing;

(g)           use its best efforts to: (i) furnish an opinion dated such date of counsel representing the Company to be stored at the office of such transfer agent designated by the Company which may be utilized from time to time as the case may be for purposes of removing the restrictive legend on the Registrable Securities, and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters in a form and substance as is customarily given by independent public accountants to underwriters in an underwritten public offering; and

(h)           make available for inspection by any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such underwriter, attorney, accountant or agent in connection with such registration statement.

For purposes of Sections 6(a) and (b) above, the period of distribution of Registrable Securities in a public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Registrable Securities in any other registration shall be deemed to extend as provided herein.

In connection with each registration hereunder, the selling Purchasers of Registrable Securities will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as shall be necessary in order to assure compliance with Federal and applicable state securities laws or as the Company may reasonably request.

In connection with each registration pursuant to Section 4 or 5 hereof covering an underwritten public offering, the Company agrees to enter into a written agreement with the managing underwriter selected in the manner herein, in such form and containing such provisions as are customary in the securities business for such an arrangement.

7.           Expenses.  All expenses incurred by the Company in complying with Section 4 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company and the Purchasers, fees of the Financial Industry Regulatory Authority, fees of transfer agents and registrars, but excluding any Selling Expenses, are herein called "Registration Expenses".  All underwriting discounts and selling commissions and transfer taxes applicable to the sale of Registrable Securities are herein called "Selling Expenses".

The Company will pay all Registration Expenses in connection with each registration statement filed pursuant to Section 4 or 5 hereof.  All Selling Expenses incurred in connection with any sale of Registrable Securities by any participating seller shall be borne by such participating seller or by such persons other than the Company (except to the extent the Company shall be a seller) as they may agree.

8.           Indemnification. In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to Section 4 hereof, the Company will indemnify and hold harmless each seller of such Registrable Securities thereunder and each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any and all losses, claims, damages, expenses or liabilities, joint or several, to which such seller or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities was registered under the Securities Act pursuant to Section 4, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such seller specifically for inclusion in such Registration Statement or Prospectus or such underwriter or such controlling person in writing specifically for use in such registration statement or prospectus.

In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to Section 4 hereof, each seller of such Registrable Securities thereunder, severally and not jointly, will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages, expenses or liabilities, joint or several, to which the Company or such officer or director or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities was registered under the Securities Act pursuant to Section 4, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, and provided, however, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus; provided, further, however, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not to exceed the proceeds received by such seller from the sale of Registrable Securities covered by such registration statement.

Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party under this Section 8.  In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the announcement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 8 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

Notwithstanding the foregoing, any indemnified party shall have the right to retain its own counsel in any such action, but the fees and disbursements of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party shall have failed to retain counsel for the indemnified person as aforesaid or (ii) the indemnifying party and such indemnified party shall have mutually agreed to the retention of such counsel.  It is understood that the indemnifying party shall not, in connection with any action or related actions in the same jurisdiction, be liable for the fees and disbursements of more than one separate firm qualified in such jurisdiction to act as counsel for the indemnified party.  The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.  If the indemnification provided for in the first two paragraphs of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under such paragraphs in respect of any losses, claims, damages or liabilities or actions in respect thereof referred to therein, then each indemnifying party shall in lieu of indemnifying such indemnified party contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or actions in such proportion as appropriate to reflect the relative fault of the Company, on the one hand, and the sellers of such Registrable Securities, on the other, in connection with the statement or omissions which resulted in such losses, claims, damages, liabilities or actions, as well as any other relevant equitable considerations including the failure to give any notice under the third paragraph of this Section 8. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by the sellers of such Registrable Securities, on the other, and to the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the sellers of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if all of the sellers of Registrable Securities were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.  The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or action in respect thereof, referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this and the immediately preceding paragraph, the sellers of such Registrable Securities shall not be required to contribute any amount in excess of the amount, if any, by which the total price at which the Registrable Securities sold by each of them was offered to the public exceeds the amount of any damages which they would have otherwise been required to pay by reason of such untrue or alleged untrue statement of omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.  The indemnification of underwriters provided for in this Section 8 shall be on such other terms and conditions as are at the time customary and reasonably required by such underwriters.

9.           Rule 144 Reporting.  From and after the date hereof, the Company agrees with the Purchasers of Registrable Securities as follows:

(a)           The Company shall file with the Commission in a timely manner all reports and other documents as the Commission may prescribe under Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) at any time after the Company has become subject to such reporting requirements of the Exchange Act.

(b)           The Company shall furnish to such holder of Registrable Securities forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company and (iii) such other reports and documents so filed as a holder may reasonably request to avail itself of any rule or regulation of the Commission allowing a holder of Registrable Securities to sell any such securities without registration.

10.           Miscellaneous.

(a)           The rights arising under Section 4 shall terminate on the [fifth] anniversary of this Agreement, or if earlier, when (i) all restrictions including volume limits and manner of sale pursuant to Rule 144 no longer apply and (ii) the restrictive legend has been removed on the Seller’s stock certificate(s).

(b)           All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.  Without limiting the generality of the foregoing, the registration rights conferred herein on the Purchasers of Registrable Securities shall inure to the benefit of any and all subsequent permitted Purchasers from time to time of the Registrable Securities for so long as the certificates representing the Registrable Securities shall be required to bear the legend specified in Section 2 hereof.

(c)           All notices, requests, consents and other communications hereunder shall be in writing and shall be mailed by generally recognized overnight courier, postage prepaid, to the holder of the Registrable Securities at its, his, or her address set forth in the records of the Company and to the Company at its principal place of business or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Registrable Securities) or to the Purchasers of Registrable Securities (in the case of the Company).

If to the Company:	Market & Research Corp. 315 Post Road West, 2nd Floor Westport, CT 06880 Attention: Martin C. Licht

With a copy to:	Gersten Savage LLP 600 Lexington Avenue, 9th Floor New York, New York 10022 Attention: Arthur S. Marcus, Esq Facsimile No.: (212) 980-5192

Each Notice shall be deemed given and effective upon receipt (or refusal of receipt).

(d)           This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(e)           EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR

THE SOUTHERN DISTRICT OF NEW YORK AND HEREBY EXPRESSLY SUBMITS TO THE PERSONAL JURISDICTION AND VENUE OF SUCH COURTS FOR THE PURPOSES THEREOF AND EXPRESSLY WAIVES ANY CLAIM OF IMPROPER VENUE AND ANY CLAIM THAT  SUCH COURTS ARE AN INCONVENIENT FORUM.  EACH PARTY HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ITS ADDRESS SET FORTH IN THE OFFERING DOCUMENTS EXECUTED HEREWITH, SUCH SERVICE TO BECOME EFFECTIVE 10 DAYS AFTER SUCH MAILING.

(f)           This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be modified or amended except in writing.

(g)           This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date and year first written above.

THE COMPANY:

Market & Research Corp.

By:	/s/
Name: Gary Stein
Title: Chief Executive Officer

PURCHASER:

By:	/s/
Name:
Title: